Exhibit 10.5

AMENDMENT TO TRANSFER AGENCY AND SERVICE AGREEMENT

This Amendment (“Amendment”) to the Transfer Agency and Service Agreement entered into by and among State Street Bank and Trust Company (“State Street” or the “Transfer Agent”), FD Funds Management LLC, as sponsor (“Sponsor”) on behalf of each of the companies listed on Appendix A to the Agreement (as defined below) (each, a “Company” and collectively the “Companies”), and the Sponsor on its own behalf solely with respect to Section 2 to the Agreement dated and effective as of December 28, 2023 (as amended, modified, or supplemented from time to time, the “Agreement”) is hereby entered into and effective as of September 5, 2025. Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties now wish to amend the Agreement as more particularly set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	ADDITIONAL COMPANY.

In accordance with Section 11 of the Agreement, “Fidelity Solana Fund” hereby notifies the Transfer Agent that it (a) wishes to retain the Transfer Agent to render services as transfer agent under the Agreement and (b) adopts the Agreement with the same force and effect as if it were originally a Company thereunder.

2.	AMENDMENT.

The Agreement shall be amended as follows:

(a)	Appendix A, List of Companies, is hereby deleted and replaced in its entirety with Appendix A hereto.

2.	CONTINUING AGREEMENT.

Except as expressly amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

3.	EFFECT OF AMENDMENT.

All changes to the Agreement set forth in this Amendment shall be deemed to be effective as of the Amendment effective date. References to the Agreement in other agreements, documents or instruments shall be deemed to refer to the Agreement, as amended hereby. In the event one or more provisions of the Agreement conflict with this Amendment, the provisions of this Amendment shall control.

4.	COUNTERPARTS.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.	GOVERNING LAW.

This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law provisions.

[signature page immediately follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Jason O’Neill
	Name:	Jason O’Neill
	Title:	Vice President

FD FUNDS MANAGEMENT, LLC AS SPONSOR ON BEHALF OF EACH OF THE COMPANIES LISTED ON APPENDIX A ATTACHED HERETO

By:	/s/ Heather Bonner
	Name:	Heather Bonner
	Title:	Treasurer

FD FUNDS MANAGEMENT, LLC ON ITS OWN BEHALF

SOLELY WITH RESPECT TO SECTION 2 TO THE AGREEMENT

By:	/s/ Heather Bonner
	Name:	Heather Bonner
	Title:	Treasurer

TRANSFER AGENCY AND SERVICE AGREEMENT

Appendix A

LIST OF COMPANIES

(Updated as of September 5, 2025)

Company	Underlying Digital Assets
Fidelity Wise Origin Bitcoin Fund	Bitcoin
Fidelity Ethereum Fund	Ether
Fidelity Solana Fund	Solana